Exhibit 10.1
FIRST AMENDMENT TO
CREDIT AGREEMENT
          This Amendment is agreed to as of the 18th day of August, 2005 by and among Sensient Technologies Corporation, a Wisconsin corporation (the “Borrower”); Wells Fargo Bank, National Association, a national banking association, as administrative agent under the Credit Agreement described below (in such capacity, the “Agent”); and the undersigned Lenders.
          The Borrower, the Agent and the Lenders are parties to a Credit Agreement dated September 2, 2004, setting forth the terms on which the Lenders have extended to the Borrower a $150,000,000 revolving line of credit (together with all amendments, modifications and restatements thereof, the “Credit Agreement”).
          The Borrower has asked the Lenders to extend the maturity of the line of credit established under the Credit Agreement; to increase the amount of such line of credit; to amend the interest rates applicable to such line of credit; and to provide the mechanism for a further increase in such line of credit. The Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
          ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:
          1. Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.
          2. Amendments. The Credit Agreement is hereby amended as follows:
     (a) The description of the credit facilities on the cover page of the Credit Agreement is hereby deleted, and the following is substituted therefor:
$225,000,000 Revolving Credit Facility
$75,000,000 Incremental Revolving Credit Facility
     (b) The definitions of “Commitment Amount” and “Commitment Termination Date” in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:
     “Commitment Amount” means, with respect to each Lender, the amount set forth opposite that Lender’s name in Exhibit A or on any Assignment Certificate, unless said amount is reduced pursuant to Section 2.10 or increased pursuant to Section 2.21, in which event it means the amount to which said amount is reduced or increased.

     “Commitment Termination Date” means August 18, 2010, or the earlier date of termination in whole of the Commitments pursuant to Section 2.10 or 7.2.
     (c) The phrase, “Sections 6.7 and 6.8”, in the definition of “Compliance Certificate” in Section 1.1 of the Credit Agreement, in Section 1.3 of the Credit Agreement, and in Section 9.14 of the Credit Agreement is hereby in each instance deleted, and the phrase, “the Financial Covenants”, is substituted therefor.
     (d) The following definitions are hereby inserted in Section 1.1 of the Credit Agreement:
     “Aggregate Facility Amount” means $225,000,000, as such amount may be reduced pursuant to Section 2.10 or increased pursuant to Section 2.21.
     “EBITDA” means, with respect to any period, EBITR with respect to that period, less (to the extent included in EBITR) Rental Expense, plus (to the extent deducted in determining net income for purposes of EBITR) depreciation and amortization.
     “Financial Covenant” means any of the Borrower’s obligations set forth in Section 6.7, 6.8 and 6.12.
     “Leverage Ratio” means, as of the end of any fiscal quarter of the Borrower, the ratio of (A) Total Funded Debt as of that quarter-end, to (B) EBITDA during the period of four fiscal quarters ending on that quarter-end, all determined with respect to the Borrower and its Subsidiaries on a consolidated basis.
     “Maximum Aggregate Commitment Amount” means $300,000,000, unless said amount is reduced pursuant to Section 2.10, in which event it means the amount to which said amount is reduced.
     (e) The amount, “$150,000,000”, is hereby deleted in Section 2.1 of the Credit Agreement, and the phrase, “the Aggregate Facility Amount”, is substituted therefor.
     (f) The table in Section 2.6(c) of the Credit Agreement is hereby deleted, and the following is substituted therefor:

	Level I	Level II	Level III	Level IV	Level V	Level VI
Base Rate Margin	0%	0%	0%	0%	0%	0%
Eurodollar Rate Margin	0.400%	0.500%	0.600%	0.700%	1.100%	1.500%
Facility Fee Rate	0.100%	0.125%	0.150%	0.175%	0.275%	0.500%
Utilization Fee Rate	0.125%	0.125%	0.125%	0.125%	0.250%	0.375%
     (g) The following is hereby inserted at the end of Section 2.10 of the Credit Agreement:
Each reduction in the Commitment Amounts hereunder shall constitute a corresponding reduction in the Maximum Aggregate Commitment Amount.
     (h) The following new Section 2.21 is inserted at the end of Article II of the Credit Agreement:
Section 2.21 Increase of Aggregate Facility Amount.
     (a) So long as no Default or Event of Default has occurred and is continuing, the Borrower may, upon at least 25 days’ written notice to the Agent, propose to increase the Aggregate Commitment Amount by a multiple of $5,000,000 that is not less than $10,000,000 and not greater than $75,000,000 (the amount of any such increase, the “Additional Commitment Amount”). In no event shall any such increase cause the Aggregate Commitment Amount to exceed the Maximum Aggregate Commitment Amount. The Agent will promptly provide a copy of any such notice to each Lender. Each Lender may, not more than 20 days following such notice, elect by written notice to the Borrower and the Agent to increase its Commitment Amount by a principal amount equal to its Percentage of the Additional Commitment Amount. No Lender (or any successor thereto) shall have any obligation to increase its Commitment Amount or its other obligations under this Agreement and the other Loan Documents, and any decision by a Lender to increase its Commitment Amount shall be made in its sole discretion independently from any other Lender.

     (b) If any Lender elects not to increase its Commitment Amount pursuant to paragraph (a), the Borrower may designate another Eligible Lender (which may be, but need not be, one or more of the existing Lenders) that will, in the case of any such Person that is an existing Lender, increase its Commitment Amount and in the case of any other such Person (an “Incremental Lender”), become a party to this Agreement; provided, however, that any Incremental Lender must in all respects be acceptable to the Agent, which acceptance will not be unreasonably withheld. The sum of the increases in the Commitment Amounts of the existing Lenders pursuant to this paragraph (b) plus the Commitment Amounts of the Incremental Lenders shall not in the aggregate exceed the unsubscribed amount of the Maximum Aggregate Commitment Amount.
     (c) An increase in the Aggregate Commitment Amount pursuant to this Section 2.21 shall become effective upon the receipt by the Agent of an agreement in form and substance satisfactory to the Agent signed by the Borrower, by each Incremental Lender and by each other Lender whose Aggregate Commitment Amount is to be increased, setting forth the new Commitment Amounts of such Lenders and setting forth the agreement of each Incremental Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof (a “Commitment Increase Agreement”), together with a replacement or additional Note, as applicable, evidencing the new Commitment Amount of each affected Lender, duly executed and delivered by the Borrower and such evidence of appropriate corporate authorization on the part of the Borrower with respect to the increase in the Aggregate Commitment Amount and such opinions of counsel for the Borrower with respect to the increase in the Aggregate Commitment Amount as the Agent may reasonably request.
     (d) Upon the acceptance of the Commitment Increase Agreement by the Agent, the Aggregate Commitment Amount shall automatically be increased by the amount of the Commitment Amounts added through such Commitment Increase Agreement.
     (e) Upon any increase in the Aggregate Commitment Amount pursuant to this Section 2.21 that is not pro rata among all Lenders, within 5 Business Days, the Borrower shall prepay all Borrowings hereunder in their entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Section 3.3, the Borrower shall effect new Borrowings from the Lenders in proportion to their respective Commitment Amounts after giving effect to such increase.

     (f) In no event shall the Borrower make more than three requests for an Additional Commitment Amount pursuant to this Section 2.21.
     (i) The ratio, “0.60 to 1”, in Section 6.7 of the Credit Agreement is hereby deleted, and the ratio, “0.55 to 1”, is substituted therefor.
     (j) The following is hereby inserted at the end of Article VI of the Credit Agreement:
Section 6.12 Ratio of Total Funded Debt to EBITDA.
The Borrower will not at any time permit its Leverage Ratio determined as at the end of each fiscal quarter of the Borrower, to be greater than the ratio set forth below opposite the period in which such quarter-end occurs:

Quarters Ending During the Period	Ratio
On or before September 30, 2006	3.75 to 1
On or after October 1, 2006	3.50 to 1
     (k) Exhibit A to the Credit Agreement is hereby deleted, and Exhibit A to this Agreement is hereby substituted therefor. Each Lender’s Commitment Amount shall be deemed amended in accordance with Exhibit A hereto. Concurrent with the execution hereof, the Borrower shall execute and deliver to the Agent a replacement Note (each, a “Replacement Note”) for each Lender, dated the date hereof, in a face principal amount equal to that Lender’s Commitment Amount. Each Lender shall accept such Replacement Note in substitution for, but not in payment of, the Note presently held by such Lender.
     (l) Exhibit C to the Credit Agreement is hereby deleted, and Exhibit B to this Agreement is hereby substituted therefor.
          3. Titles. Upon the effective date hereof, (i) any designation of any Person as “Co-Syndication Agent” or “Co-Documentation Agent” under the Credit Agreement shall cease to be effective, except as set forth below, and (ii) the Lenders identified below shall, with respect to the Credit Agreement as amended hereby, be deemed to have the titles set forth below:

Lender	Title
Keybank National Association	Co-Syndication Agent
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	Co-Syndication Agent
M&I Marshall & Ilsley Bank, A Wisconsin Corporation	Co-Documentation Agent
National City Bank of the Midwest	Co-Documentation Agent
No Lender shall have any right, power, obligation or liability under the Credit Agreement or any other Loan Document on account of its identification as “Co-Syndication Agent” or “Co-Documentation Agent,” other than those rights, powers, obligations and liabilities applicable to such Lenders in their capacity as Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into the Credit Agreement or this Amendment or in taking or omitting any action thereunder or hereunder.
          4. Effective Date Adjustments. On the effective date of this Amendment, the Agent and the Lenders shall take such actions as are necessary to ensure that the aggregate principal balance of each Lender’s Note is equal to that Lender’s Percentage (determined after giving effect to this Amendment) of the aggregate Commitment Amounts. To the extent that a Lender’s Percentage of the aggregate Commitment Amounts exceeds the principal balance of that Lender’s Note (such Lender being herein referred to as an “Increasing Lender”), such Lender shall pay to the Agent an amount equal to such excess. The Agent shall (to the extent of such payments actually received from the Increasing Lenders) pay such amounts to those Lenders (each, a “Reducing Lender”) the principal balance of whose Notes exceeds their Percentage of the aggregate Commitment Amounts. Such payments shall be distributed among the Reducing Lenders ratably in accordance with such excess of each Reducing Lender. Each Reducing Lender shall thereupon be deemed to have assigned to the Increasing Lenders the amount of such excess, effective as of the date of such payment. The adjustments made under this paragraph 4 shall be deemed a prepayment by the Borrower for purposes of Section 2.16(b) of the Credit Agreement, and the Borrower shall compensate any Lender sustaining a loss by reason of such prepayment in accordance therewith.
          5. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each Lender as follows:
     (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and the Replacement Notes, and to perform this Amendment, the Replacement Notes and the Credit Agreement as amended hereby. This Amendment and the Replacement Notes have been duly and validly executed and delivered to the Lenders by the Borrower, and this Amendment and the Replacement Notes, and the Credit Agreement as amended hereby, constitute the Borrower’s legal, valid and binding obligations enforceable in accordance with their terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment and the Replacement Notes, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrower’s articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower or its properties may be bound or affected.
     (c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.
          6. Conditions. The amendments set forth in paragraph 2 shall be effective only if the Agent has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Lenders, on or before the date hereof (or such later date as the Lenders may agree to in writing):
     (a) This Amendment, duly executed by the Borrower and the Required Lenders.
     (b) The Replacement Notes, duly executed by the Borrower.
     (c) All fees required to be paid to the Agent or the Lenders in connection with this Amendment, as set forth in any Fee Letter or other agreement between the Agent and the Borrower with respect thereto.
     (d) A certificate of an officer of the Borrower (i) certifying that the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly approved by all necessary action of the management committee of the Borrower, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) certifying that there have been no amendments to or restatements of the articles of incorporation or bylaws of the Borrower as furnished to the Agent in connection with the execution and delivery of the Credit Agreement, other than those that may be attached to the certificate, and (iii) certifying the names of the officers of the Borrower that are authorized to sign this Amendment, together with the true signatures of such officers.
     (e) A signed copy of the opinion of counsel for the Borrower, addressed to the Agent and the Lenders, confirming the matters set forth in paragraph 5 hereof (other than paragraph (c) thereof), and such other matters as the Agent may in its sole discretion request.

          7. Miscellaneous. The Borrower shall pay all costs and expenses of the Agent, including attorneys’ fees, incurred in connection with the drafting and preparation of this Amendment and any related documents. Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by the substantive law of the State of Minnesota.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

SENSIENT TECHNOLOGIES CORPORATION

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By

Its

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By

Its

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By

Its

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

M&I MARSHALL & ILSLEY BANK, A WISCONSIN CORPORATION, as a Lender

By

Its

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

NATIONAL CITY BANK OF THE MIDWEST, as a Lender

By

Its

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as a Lender

By

Its

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By

Its

By

Its

Signature Page for
First Amendment to Sensient Technologies Corporation Credit Agreement

Exhibit A

Name	Commitment Amount	Notice Address
Sensient Technologies Corporation	N/A	777 East Wisconsin Avenue
		Milwaukee, WI 53202-5304
		Attention: Richard F. Hobbs
		Telecopier: 414-347-4794

Wells Fargo Bank, National Association, as	N/A	MAC N9305-031
Agent		Sixth and Marquette
		Minneapolis, MN 55479
		Attention: Mark Halldorson
		Telecopier: 612-667-2276

Wells Fargo Bank, National Association, as a	$40,000,000	MAC N9305-031
Lender		Sixth and Marquette
		Minneapolis, MN 55479
		Attention: Mark Halldorson
		Telecopier: 612-667-2276

Keybank National Association	$35,000,000	127 Public Square
		Cleveland, OH 44114
		Attention: Marianne Meil
		Telecopier: 216-689-4649

Cooperatieve CentraleV	$35,000,000	123 North Wacker Drive
Raiffeisen-Boerenleenbank B.A.,		Suite 2100
“Rabobank Nederland”, New York Branch		Chicago, IL 60606
		Attention: Michael Laurie
		Telecopier: 312-408-8240

M&I Marshall & Ilsley Bank, a Wisconsin	$35,000,000	770 North Water Street
Corporation		Milwaukee, WI 53202
		Attention: Leo Freeman
		Telecopier: 414-765-7625

National City Bank of the Midwest	$35,000,000	One North Franklin
		Suite 3600
		Chicago, IL 60606
		Attention: Stephanie A. Kline
		Telecopier: 312-240-0301

The Bank of Tokyo-Mitsubishi, Ltd., Chicago	$25,000,000	227 West Monroe Street
Branch		Suite 2300
		Chicago, IL 60606
		Attention: Wayne Yamanaka
		Telecopier: 312-696-4535

The Governor and Company of the Bank of	$20,000,000	75 Holly Hill Lane
Ireland		Greenwich, CT 06830
		Attention: Michael D’Arcy / Paul Clarke
		Telecopier: 203-552-0656

Exhibit B
(Exhibit C to Credit Agreement)
EXHIBIT C
COMPLIANCE CERTIFICATE
                                        , 20

Wells Fargo Bank, National Association,
for itself and as Agent under
the Credit Agreement described below

The Lenders, as defined under the Credit
Agreement described below

Ladies and Gentlemen:
     Reference is made to the Credit Agreement dated as of September 2, 2004, as it may be amended from time to time (the “Credit Agreement”) among Sensient Technologies Corporation (the “Borrower”), Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Bank, Issuing Bank, Arranger and Sole Book Runner, M&I Marshall & Ilsley Bank, a Wisconsin corporation, as Co-Syndication Agent, KeyBank, a national banking association, as Co-Syndication Agent, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland” New York Branch, as Co-Documentation Agent, and The Bank of Tokyo-Mitsubishi, LTD., Chicago Branch, as Co-Documentation Agent, and the Lenders, as defined therein. All terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement.
     This is a Compliance Certificate submitted in connection with the Borrower’s financial statements (the “Statements”) as of                                         ,                      (the “Covenant Date”).
     I hereby certify to you as follows:
(a) I am the                                          [**chief financial officer/treasurer] of the Borrower, and I am familiar with the financial statements and financial affairs of the Borrower.F
(b) The Statements have been prepared in accordance with GAAP, **[subject to year-end audit adjustments].
(c) The computations on the Annexes hereto set forth the Borrower’s compliance or non-compliance with the requirements set forth in the Financial Covenants as of the Covenant Date.

     I have no knowledge of the occurrence of any Default or Event of Default, except as set forth in the attachments, if any, hereto.

Very truly yours,

SENSIENT TECHNOLOGIES CORPORATION

By:

Its:

ANNEX 1 TO COMPLIANCE CERTIFICATE
Total Funded Debt to Total Capital (Section 6.7)

1.	Total Funded Debt

	(a)	Indebtedness for Borrowed Money	$

	(b)	Purchase Money Debt (9 month maturity or Note)	$

	(c)	Capitalized Lease Obligations	$

	(d)	Other Debt Secured by Lien	$

	(e)	Other Notes and Drafts	$

	(f)	Bonds, Notes and Similar	$

	(g)	Letters of Credit and Acceptances	$

	(h)	Net liabilities under Swap Contracts	$

	(i)	Guaranties of indebtedness of others	$

	(j)	Off-Balance Sheet Liabilities	$

	(k)	Total Funded Debt (sum of Items (a) through (j))	$

$

2.	Capitalization

	(a)	Common Stock	$

	(b)	Premium on Common Stock	$

	(c)	Retained Earnings (excluding
		foreign currency adjustments)	$

	(d)	Stockholder’s Equity
		(sum of Items (a) through(c))	$

	(e)	Funded Debt (from Item 1(k) above)	$

	(f)	Capitalization (sum of Items (d) and (e))	$

3.	Funded Debt to Total Capital (Ratio of Item 1(k) to Item 2(f))
	(not to be greater than 0.55 to 1.0)		to 1.

ANNEX 2 TO COMPLIANCE CERTIFICATE
Ratio of EBITR to Interest and Rentals (Section 6.8)

1.	EBITR

	(a)	Consolidated Net Income	$

	(b)	Interest Expense	$

	(c)	Income Taxes	$

	(d)	Rental Expense	$

	(e)	EBITR (total of (a)+(b)+(c)+(d))	$

2.	Interest Expense		$

3.	Rental Expense		$

Ratio of Item 1(e) to sum of Items 2 and 3

to 1.0

(not to be less than 2.0 to 1.0)

ANNEX 3 TO COMPLIANCE CERTIFICATE
Leverage Ratio (Section 6.12)

1.	Total Funded Debt (from Annex 1, Item 1)		$

2.	EBITDA

	(a)	EBITDR (from Annex 2, Item 1(e)	$

	(b)	Rental Expense (from Annex 2, Item 1(d))	$

	(c)	Depreciation	$

	(d)	Amortization	$

	(e)	EBITDA ((a)-(b)+(c)+(d)	$

Leverage Ratio (ratio of Item 1 to Item 2(e))

to 1.0
(not to be more than 3.75 to 1 on or before 9/30/06 or 3.50 to 1 thereafter)